MFS® BLENDED RESEARCH CORE EQUITY PORTFOLIO	MFS® INTERNATIONAL GROWTH PORTFOLIO
MFS® BLENDED RESEARCH GROWTH PORTFOLIO	MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® BLENDED RESEARCH VALUE PORTFOLIO	MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® BOND PORTFOLIO	MFS® MID CAP GROWTH PORTFOLIO
MFS® CORE EQUITY PORTFOLIO	MFS® MONEY MARKET PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO	MFS® NEW DISCOVERY PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO	MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO	MFS® STRATEGIC INCOME PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO	MFS® TECHNOLOGY PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO	MFS® TOTAL RETURN PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO	MFS® UTILITIES PORTFOLIO
MFS® GROWTH PORTFOLIO	MFS® VALUE PORTFOLIO
MFS® HIGH YIELD PORTFOLIO

This SAI supplement supersedes and replaces the Trust’s SAI supplements dated May 28, 2010 and July 29, 2010.

Effective September 28, 2010, the sub-section entitled “Public Disclosure of Portfolio Holdings” beneath the main heading “Disclosure of Portfolio Holdings" is restated in its entirety as follows:

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS reasonably determines.

For each Fund, the following information is generally available to you on the MFS Web site (mfs.com):

Information	Approximate Date of Posting to Web Site
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

In addition, for MFS Money Market Portfolio, the following information is generally available to you on the MFS Web site (mfs.com):

Information	Approximate Date of Posting to Web Site
Fund’s full holdings as of each month’s end	5 business days after month end

If approved by an Authorized Person, a Fund may from time to time make available on the MFS Web site and/or in a press release, information about the holdings of a Fund or Funds in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases, nearly identical, portfolio holdings to certain Funds (Similarly Managed Investment Products). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

A Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Effective May 28, 2010, the sub-section entitled “Money Market Fund(s)” under the main heading “Determination of Net Asset Value” is restated in its entirety as follows:

Money Market Fund(s)

Pursuant to procedures approved by the Board of Trustees, money market instruments are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from $1.00 per share and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; suspending redemptions in connection with liquidating the money market fund; postponing payment of redemption proceeds; or processing transactions at a net asset value per share using available market quotations; and such other measures as the Trustees may deem appropriate.

Effective July 29, 2010, the fifth paragraph in the sub-section entitled “Non-Money Market Fund(s)” under the main heading “Determination of Net Asset Value” is restated in its entirety as follows:

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.

Effective May 28, 2010, the first paragraph under non-fundamental policy (1) in Appendix I entitled “Investment Restrictions” is replaced in its entirety by the following:

In addition, each Fund has adopted the following non-fundamental policies, which may be changed without shareholder approval:

The MFS Money Market Portfolio will not:

(1)	invest in illiquid investments if more than 5% of the Fund’s net assets (taken at market value) would be invested in such securities.

Each Fund (except MFS Money Market Portfolio) will not:

(1)
invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund’s limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust’s Board of Trustees (or its delegee) will not be subject to this 15% limitation.